UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: February 25, 2022

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

The Company’s Board of Directors and the Company’s shareholders, at its reconvened 2020 Annual Meeting on February 25, 2022 (the “Annual Meeting”), approved amendments to our Amended and Restated Articles of Incorporation to (i) increase the number of authorized shares of common stock from 200,000,000 shares to 250,000,000 shares and (ii) provide a reduced quorum requirement from a majority of shares entitled to vote to one-third (1/3) of shares entitled to vote, represented in person or by a proxy, in order to constitute a meeting of shareholders. The amendments were filed with the Secretary of State of Florida on February 25, 2022.

The foregoing descriptions are qualified in their entirety by reference to the amendment filed as Exhibit 3.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Shareholder Approval of the 2021 Equity Incentive Plan.

On February 25, 2022, the Company held its reconvened Annual Meeting. At the Annual Meeting, the shareholders of the Company approved and ratified the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan provides the aggregate number of shares of Common Stock that may be issued under the 2021 Plan will not exceed the sum of (i) 10,000,000 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2012 Equity Incentive Plan (the “2012 Plan”) as of immediately prior to the effective date of the 2021 Plan, and (iii) certain shares subject to outstanding awards granted under the 2012 Plan that may become available for issuance under the 2021 Plan, as such shares become available from time to time. The shareholders approved the 2021 Plan in accordance with the voting results set forth below under Item 5.07. The 2021 Plan was originally approved by the Company’s Board of Directors on March 13, 2021, subject to shareholder approval. The 2021 Plan is a successor to the 2012 Plan.

The material terms of the 2021 Plan were described in the Company’s Proxy (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 13, 2021 (the “Proxy”)) under the caption “Proposal V – Approval of the Company’s 2021 Equity Incentive Plan.” The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; (vi) other awards; or (vii) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “code”). Nonqualified (non-statutory) stock options granted under the 2021 Plan are not intended to qualify as incentive stock options under the code.

The above description of the 2021 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth in item 3.03 to this Current Report on Form 8-K is incorporated by reference to this Item 5.03.

On February 25, 2022 the Company’s Board of Directors amended the Company’s Bylaws to reflect the change in the shareholder meeting quorum that was approved by the Company’s shareholders. The foregoing description is qualified in its entirety by reference to the amendment filed as Exhibit 3.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The 2020 Annual Meeting of shareholders of Oragenics, Inc. was held on February 25, 2022.

(b) At the 2020 Annual Meeting, the following proposals were voted on by our shareholders:

PROPOSAL I: Election of Directors.

Dr. Frederick Telling, Mr. Robert Koski, Mr. Charles Pope, Dr. Alan Dunton and Ms. Kim Murphy were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non-Votes
Dr. Frederick Telling	35,868,353	3,602,816	18,933,398
Robert Koski	35,868,232	3,602,937	18,933,398
Charles Pope	35,580,729	3,890,440	18,933,398
Dr. Alan Dunton	35,760,922	3,710,247	18,933,398
Kim Murphy	35,710,196	3,760,973	18,933,398

PROPOSAL II: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	29,432,643
AGAINST	8,841,065
ABSTAIN	1,197,461
BROKER NON-VOTES	18,933,398

PROPOSAL III: To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will provide a reduced quorum requirement of one-third (1/3) of shares entitled to be cast, represented in person or by a proxy, in order to constitute a meeting of shareholders. The votes were as follows:

FOR	29,407,046
AGAINST	8,995,303
ABSTAIN	1,068,820
BROKER NON-VOTES	18,933,398

PROPOSAL IV: To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will increase the number of authorized shares of our Common Stock from 200,000,000 shares of Common Stock to 250,000,000 shares of Common Stock. The votes were as follows:

FOR	45,330,819
AGAINST	12,087,216
ABSTAIN	986,532

PROPOSAL V: To approve the Company’s 2021 Equity Incentive Plan. The votes were as follows:

FOR	25,869,095
AGAINST	12,376,943
ABSTAIN	1,225,131
BROKER NON-VOTES	18,933,398

PROPOSAL VI: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2021. The votes were as follows:

FOR	52,983,590
AGAINST	3,134,957
ABSTAIN	2,286,020

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation as historically amended through December 28, 2017 (incorporated by reference as Exhibit 3.1 to Form 8-K filed on December 29, 2017).

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation dated effective December 29, 2017 (incorporated by reference as Exhibit 3.2 to Form 8-K filed on December 29, 2017).

3.3	Articles of Amendment to Amended and Restated Articles of Incorporation (incorporated by reference as Exhibit 3.1 to Form 8-K filed on January 19, 2018).

3.4	Articles of Amendment to Amended and Restated Articles of Incorporation (incorporated by reference as Exhibit 3.4 to Form 8-K filed on June 26, 2018).

3.5	Articles of Amendment to Amended and Restated Articles of Incorporation.

3.6	Bylaws (incorporated by reference to Exhibit 3.2 to Form SB-2 filed on October, 16 2002).

3.7	First Amendment to Bylaws (incorporated by reference to Exhibit 3.1 to 8-K filed on June 9, 2010).

3.8	Second Amendment to Bylaws (incorporated by reference to Exhibit 3.1 to 8-K filed on August 24, 2010).

3.9	Third Amendment to Bylaws.

10.1	2021 Equity Incentive Plan.

10.2	Form Stock Option Award Agreement (Directors)

10.3	Form Stock Option Award Agreement (Employees)

10.4	Form Stock Option Award Agreement (Consultants)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 28th day of February, 2022.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Chief Financial Officer